Nationwide Variable Insurance Trust
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 10, 2015
to the Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Large Cap Growth Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Pyramis Global Advisors, LLC (“Pyramis”) as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”) and approved the appointment of Smith Asset Management Group L.P. (“Smith Group”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser takes a bottom-up approach primarily based on systematically blending fundamental and quantitative research, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading “Portfolio Management – Subadvisers” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company (“MFS”)
Smith Asset Management Group L.P. (“Smith Group”)
Winslow Capital Management, LLC (“Winslow Capital”)

c.	The information under the heading “Portfolio Management – Portfolio Managers” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
MFS
Matthew W. Krummell	Investment Officer and Portfolio Manager	Since 2012
James C. Fallon	Investment Officer and Portfolio Manager	Since 2015
Jonathan W. Sage	Investment Officer and Portfolio Manager	Since 2015
John E. Stocks	Investment Officer and Portfolio Manager	Since 2015
Smith Group
Stephen S. Smith, CFA	Chief Executive Officer and Chief Investment Officer	Since 2015
John D. Brim, CFA	President and Portfolio Manager	Since 2015
Winslow Capital
Justin H. Kelly, CFA	Chief Investment Officer	Since 2010
Clark J. Winslow	Chief Executive Officer	Since 2010
Patrick M. Burton, CFA	Managing Director	Since 2013

d.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 37 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected Massachusetts Financial Services Company, Smith Asset Management Group L.P. and Winslow Capital Management, LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) – focuses on investing Fund assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e., growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS uses a bottom-up approach to buying and selling investments for the Fund. Investments are selected primarily based on systematically blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to create a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to create a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating as well as issuer, sector, industry, and other factors.

SMITH ASSET MANAGEMENT GROUP L.P. (“SMITH GROUP”) – employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  Smith Group’s selection process consists of three steps. First the investment team conducts a series of risk control and valuation screens designed to eliminate securities that are highly volatile or are more likely to underperform in the market.  Four primary factors are considered when conducting the risk control and valuation screens: valuation; financial quality; stock volatility; and corporate governance. Securities that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates the following considerations: changes in Wall Street opinions; individual analysts’ historical accuracy; earnings quality analysis; and corporate governance practices. The first two screening steps produce a list of eligible companies which are then subjected to traditional fundamental analysis by the investment team to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct the portfolio for the Fund

WINSLOW CAPITAL MANAGEMENT, LLC (“WINSLOW CAPITAL”) – uses a bottom-up investment approach to select stocks of companies it believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of those of the average stock mutual fund) over the long term. This means it bases investment decisions on factors that are specific to individual companies, rather than on general economic conditions. When purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes:
•	participation in markets with growth opportunities;
•	favorable market share;
•	identifiable and sustainable competitive advantages;
•	a management team that Winslow Capital believes can
perpetuate the firm’s competitive advantages and
•	attractive, and preferably rising, returns on invested capital

Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when the stock becomes fully valued, the issuer’s fundamental business prospects are deteriorating, or the position exceeds limits set by Winslow Capital.

e.	The reference to Pyramis under the heading “Fund Management – Subadvisers” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

SMITH ASSET MANAGEMENT GROUP L.P. (“SMITH GROUP”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. Smith Group was established in 1995 as a Delaware limited partnership and is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Smith Group is an investment advisory firm registered with the SEC and is 100% employee owned.

f.
The reference to Pyramis under the heading “Fund Management – Portfolio Management – NVIT Multi-Manager Large Cap Growth Fund” on page 57 of the Prospectus is deleted in its entirety and replaced with the following:

Smith Group

The primary portfolio managers for the portion of the Fund managed by Smith Group are Stephen S. Smith, CFA, and John D. Brim, CFA. Messrs. Smith and Brim are jointly responsible for the day-to-day portfolio management of the portion of the Fund.

Stephen S. Smith, CFA, is Chief Executive Officer and Chief Investment Officer and founder of Smith Group. Prior to Smith Group, he held a number of senior investment positions at Bank of America until he departed in 1995 to found Smith Group. Mr. Smith has an engineering degree and an M.B.A., both from the University of Alabama. He is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

John D. Brim, CFA, joined Smith Group in March 1998 and is a member of the investment management team. Prior to joining Smith Group, he was a Manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. Mr. Brim earned his B.S. in Economics from Texas A & M University. He is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Smith Group.

NVIT Multi-Manager Small Company Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 9, 2015, the Board approved the termination of Neuberger Berman Management LLC (“Neuberger Berman”) as a subadviser to the NVIT Multi-Manager Small Company Fund (the “Fund”) and approved the appointment of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) as a new subadviser to the Fund.  This change is anticipated to be implemented by December 31, 2015 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus, as it relates solely to the Fund, is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. It also may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser favors a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Another subadviser looks for companies it believes have high growth potential based on fundamental analysis. A third subadviser invests in small cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The following is added to the section entitled “Principal Risks” that begins on page 30 of the Prospectus:

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in additional tax consequences for Fund shareholders.

c.	The information under the heading “Portfolio Management – Subadvisers” on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

Putnam Investment Management, LLC (“Putnam”)
Morgan Stanley Investment Management Inc. (“MSIM”)
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
OppenheimerFunds, Inc. (“Oppenheimer”)

d.	The information under the heading “Portfolio Management – Portfolio Managers” on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Putnam
Eric N. Harthun	Portfolio Manager	Since 2008
MSIM
Dennis Lynch	Manager Director	Since 2009
David Cohen	Manager Director	Since 2009
Sam Chainani	Manager Director	Since 2009
Alexander Norton	Manager Director	Since 2009
Jason Yeung	Manager Director	Since 2009

Armistead Nash	Manager Director	Since 2009
Jacobs Levy
Bruce I. Jacobs	Principal, Co-Chief Investment Officer, Portfolio Manager	Since 2015
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager	Since 2015
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2011
Ash Shah, CFA, CPA	Vice President	Since 2014

e.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 49 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those in emerging market countries. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries Europe, Australasia and Far East (“EAFE”) Small Cap Index. The Fund may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Jacobs Levy Equity Management, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC as subadvisers to each manage the assets of a portion of the Fund. Morgan Stanley Investment Management Inc. also manages a small portion of the Fund’s assets. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The four portions are each managed as follows:

JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”) – invests in small cap value stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and leading-edge quantitative and statistical methods. The firm’s security evaluation process focuses on the sophisticated modeling of a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach promotes diversification across market inefficiencies, securities, industries, and sectors, while controlling for known risk exposures relative to the underlying benchmark. The range of models allows portfolios to be diversified across exposures to numerous potential opportunities, which can contribute to consistency of performance over time.  Jacobs Levy will recommend that a stock be sold when its return prediction, adjusted for risk and transaction costs, is notably surpassed by another stock’s return prediction.

PUTNAM INVESTMENT MANAGEMENT, LLC (“PUTNAM”) – focuses on value stocks of small-cap companies. Value stocks are those that Putnam believes are currently undervalued by the market. If Putnam is correct and other investors recognize the value of such companies, the prices of their stocks may rise. The portfolio managers use an approach that combines use of proprietary quantitative techniques to screen for potentially eligible stocks followed by bottom-up stock selection based on fundamental research to identify stocks they believe offer attractive investment opportunities. When deciding whether to buy or sell stocks, the portfolio managers consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, dividends, and whether the company evidences what Putnam believes to be a catalyst for change that may unlock value.

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) – looks for companies that Oppenheimer believes have high growth potential using fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer seeks the following characteristics, which can vary:

•	companies with management that has a proven ability to handle rapid growth;
•	companies with innovative products or services and
•	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

At times, Oppenheimer might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) – seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to provide high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

f.	The second paragraph under the heading “How the Funds Invest – Principal Risks” on page 50 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INITIAL PUBLIC OFFERING RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS, MULTI-MANAGER RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK, SMALL-CAP RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

g.	The following is added under the heading “Fund Management – Subadvisers beginning on page 55 of the Prospectus:

JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund. Jacobs Levy was established in 1986 as a New Jersey corporation and is located at 100 Campus Drive, Florham Park, NJ 07932. Jacobs Levy is an independent investment advisory firm registered with the SEC.

h.	The reference to Neuberger Berman under the heading “Fund Management – Subadvisers” on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Growth Fund. Neuberger Berman is located at 605 Third Avenue, New York, NY 10158. Neuberger Berman is a subsidiary of Neuberger Berman Holdings LLC.

i.
The reference to Neuberger Berman under the heading “Fund Management – Portfolio Management – NVIT Multi-Manager Small Company Fund” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

JACOBS LEVY

The portfolio managers for the portion of the Fund managed by Jacobs Levy are Dr. Bruce Jacobs and Kenneth Levy, CFA.  Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Jacobs Levy.

Bruce I. Jacobs, Ph.D., is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research. Prior to Jacobs Levy, Dr. Jacobs was First Vice President of the Prudential Insurance Company of America, where he served as Senior Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company and Managing Director of the Pension Asset Management Group. Dr. Jacobs has a B.A. from Columbia College, an M.S. in Operations Research and Computer Science from Columbia University's School of Engineering and Applied Science, an M.S.I.A. from Carnegie Mellon University's Graduate School of Industrial Administration, and an M.A. in Applied Economics and a Ph.D. in Finance from the Wharton School.

Kenneth N. Levy, CFA, is a Principal and Co-Founder of Jacobs Levy. He is Co-Chief Investment Officer, Portfolio Manager, and Co-Director of Research. Prior to Jacobs Levy, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company and, prior to that, he was responsible for quantitative research at Prudential Equity Management Associates. Mr. Levy has a B.A. in Economics from Cornell University and an M.B.A. and an M.A. in Business Economics from the University of Pennsylvania's Wharton School.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager-of-Managers Exemptive Order, with more detailed information about Jacobs Levy.

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